CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
December 5, 2019

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item. 5.03 MERGER & Acquisition - Other events

Access-Power, Inc. is filing the below document signed and dated for our Shareholders and the Commission to review.

Access-Power, Inc. has completed a merger and acquisition today on December 5th, 2018. Access-Power, Inc. has now all of the assets of Grand Haven MM, which includes our Delivery Vehicle ACCR plates from Michigan, and while I test the market and SLOWLY BUILD OUT, I expect to sell out of my little girl babies...I have $1,000 worth of Hollistic seeds, right now. I have the ability in 3 months to have a legal offsite "mother grow room" here in Grand Haven MI.
This could be a 20x20foot square storage w/ electrical units. I will also rent another 20x20 "master cloning room" - my success rate if 97%. My monthly costs will be only $2,500.00 after estimated monthly costs of $10,000.00 initial. This plan of spending is within the ACCR budget. I will grow outward based on sales forecasts. I predict PARABOLIC GROWTH in sales.

I can all of this, and just believe in me, Grand Haven MM will be the account where the revenue from Clones by Drones TM business model. I will be starting and spending my cash donation the I want to control expenses. I will be a good manager, and responsible with my ACCR Treasury Objectives.

So, here is the email received, and already sent over the file stamped Articles of Merger for my domicile state to FINRA! Florida is now officially acknowledging today, that ACCR owns Grand
Haven MM, and it is here where revenue book from www.clonesby drones.com. Cool!

---------- Original Message ----------
From: ####@dos.myflorida.com>
To: Patrick Jensen <pjensen@myaccess-power.com>
Cc: "####@DOS.MyFlorida.com>
Date: December 5, 2019 at 11:14 AM
Subject: Access-Power, Inc. - Filed Merger

Good morning, Mr. Jensen.
Please find the attached filed Merger for Access-Power, Inc.
The certified copy will be placed in the mail today.

Have a wonderful day,
####
Amendment Section
Regulatory Specialist
Florida Department of State

Division of Corporations

(850) 245-6897 (Fax)
(850) ###-#### (Direct)
(850) 245-6050 (Amendment Section)
MyFlorida.com
www.sunbiz.org

Item 8.01 Other events...

In other news, the Company is still searching for a national
Market Maker, as of this writing. We are considering other options at this time, a better and a cheaper for the Company. I will succeed in my attempt to bring ACCR to another upgrade to Tier
PINK LIMITED, and I can do this. I believe ACCR will return to a higher reporting standard, and this would be PINK INFO
LIMITED - no stop sign. I am going to attempt to get us there. Patrick J Jensen will do this. I am still negotiating with the entity interviewed yesterday. We would like someone else to step up please, and please give me the blessing of where to send my FORM 211 solicitations. We at one point were all approved, and may go back to the quote. It is my fiduciary responsibility to report all these measures that matter.

I will get a MM on better terms once offered.

ACCR is looking for a CFO now!

I am rooting for my Shareholders. I just received 1,000 business cards with a super cool logo, and I am going to party going around town.  I can hire some people to give out flyers at cross walks....with just the name of our website.
This will be a sales machine. Thank you to all my Shareholders, Access-Power, Inc. never should have been approved for the fraud FORM 15 from the scammer attorney in 2007. You cannot file a document Form 15 without breaking federal securities laws. The Company did nothing wrong - OK, the outstanding shares again are capped at 244,121,141 shares as of the time of this writing. This is a solid steel structure, and FINRA is aware of this share structure, and ACCR has a very favorable outcome for my building out smash hit eCopmmerce website http://www.clonesbydrones.com. I am aware of the upcoming
SEC somment period, and have sent OTC Markets a solicitation to comment regarding our Company comeback.

Let's go ACCR!!!!

Access-Power, Inc. wants to thank everyone, and wants to extend our friendship and transparency to all.

Just stay with me...

Our comeback song remains the same,

https://www.youtube.com/watch?v=xbhCPt6PZIU

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD BE CONSIDERED EXTREMELY SPECULATIVE. THEY SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE POSSIBILITY OF THE LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD READ
ALL OF THE COMPANY'S FILINGS, INCLUDING ALL EXHIBITS, AND CAREFULLY CONSIDER, AMONG OTHER FACTORS THE VARIOUS RISK FACTORS THAT MAY BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors. Such statements could be affected by risks and

Respectfully submitted before the Commission,

Patrick J. Jensen
Director
Access-Power, Inc.
December 5, 2019